MUNIYIELD
                                                             NEW YORK
                                                             INSURED
                                                             FUND, INC.

                                                    STRATEGIC
                                                             Performance

                                [GRAPHIC OMITTED]

                                                              Annual Report
                                                              October 31, 2000

                      MUNIYIELD NEW YORK INSURED FUND, INC.

The Benefits and Risks of Leveraging

MuniYield New York Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                         MuniYield New York Insured Fund, Inc., October 31, 2000

DEAR SHAREHOLDER

For the year ended October 31, 2000, the Common Stock of MuniYield New York Insured Fund, Inc. earned $0.773 per share income dividends, which included earned and unpaid dividends of $0.065. This represents a net annualized yield of 5.62%, based on a month-end per share net asset value of $13.76. Over the same period, the total investment return on the Fund's Common Stock was +12.79%, based on a change in per share net asset value from $13.02 to $13.76 and assuming reinvestment of $0.780 per share income dividends.

For the six-month period ended October 31, 2000, the total investment return on the Fund's Common Stock was +8.59%, based on a change in per share net asset value from $13.08 to $13.76, and assuming reinvestment of $0.380 per share income dividends.

For the six-month period ended October 31, 2000, the Fund's Auction Market Preferred Stock had average yields as follows: Series A, 4.41%; Series B, 3.88%; Series C, 4.02%; Series D, 3.98%; and Series E, 4.54%.

The Municipal Market Environment

During the six months ended October 31, 2000, long-term US Treasury bond yields generally drifted lower. A number of economic indicators, particularly employment, new home sales and consumer spending, have suggested that US economic growth, while still strong, has moderated from 1999's robust levels. Preliminary estimates for third-quarter 2000 US gross domestic product growth were recently released at 2.7%, well below the first-quarter 2000 rate of 4.8% and the second-quarter 2000 rate of 5.6%. This decline in economic growth suggests to some analysts that the Federal Reserve Board has finished raising interest rates for its current interest rate cycle. The Federal Reserve Board increased short-term interest rates at its May meeting and has since kept monetary policy steady at its subsequent meetings. Given the potential for stable short-term interest rates in the coming months, investor emphasis focused on the continuing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many investors have concluded that there will be a significant future shortage of longer-dated maturity US Treasury securities. By late August, US Treasury bond yields declined 30 basis points (0.30%) to 5.66%, their lowest level in more than a year.

However, for the remainder of the period, bond yields were unable to maintain their earlier gains. Rising oil prices were the major focus behind the decline in bond prices, as many investors feared that higher oil prices would result in increased inflationary pressures. Additionally, US corporations issued large amounts of taxable debt in order to take advantage of the current low interest rate environment. During the last three months, US corporations issued more than $100 billion in investment-grade securities, offering yields in the 7.25%-9% range. Many investors found these taxable issues an attractive and more plentiful alternative to US Treasury bonds. As the demand for US Treasury issues weakened, US bond yields rose. Although US Treasury bond yields rose to 5.78% by the end of October 2000, overall they declined almost 20 basis points during the last six months.

The six-month period ended October 31, 2000 was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart, the US Treasury bond market. While municipal bond yields followed the similar seesaw pattern of Treasury bond yields, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range during much of October 2000. Overall investor demand for municipal bonds remained strong, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline 30 basis points to end the period at 5.75%.

In the past three months, new long-term municipal bond issuance has continued to decline, albeit at a slower rate than earlier this year. Over this period, more than $53 billion in new long-term municipal bonds was issued, a decline of 3% compared to the same three-month period in 1999. During the last six months, more than $105 billion in tax-exempt bonds was underwritten, a decline of 8% compared to the same six-month period in 1999. Just under $200 billion in new municipal securities was marketed during the past year, a decline of more than 16% compared to the same 12-month period in 1999.

The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant institutional buyers, while individual retail purchases also remained strong. Traditional, open-end tax-exempt mutual funds have continued to see significant disintermediation. It was recently reported that thus far during the 2000 calendar year, long-term municipal bond mutual funds experienced net cash outflows of more than $15 billion. Fortunately, the combination of reduced new bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered a significant decline in municipal bond yields in recent months.

Currently, there is no reason to expect that the positive technical position of the municipal bond market will significantly deteriorate. The steeply positive yield curve and the relatively high credit quality that the tax-exempt bond market offers should continue to attract different classes of institutional buyers. Strong state and local governmental financial conditions also suggest that issuance should remain manageable into next year.

However, the results of the presidential election may affect the tax-exempt bond market. Various tax and spending programs proposed by both candidates have obvious implications for state and local governments as well as corporate and individual taxpayers. Political history has shown that the enactment of campaign promises, both Republican and Democratic, has very often been a long, laborious process. This suggests that over the next few months US economic factors will most likely have a greater effect on bond yields than political considerations.

Portfolio Strategy

During the six-month period ended October 31, 2000, we managed the Fund with the intent of sustaining an appealing level of tax-exempt income. At the end of May, we believed that the municipal market was approaching a high in yields. In our opinion, investors had fully discounted any further increases in short-term interest rates, and we believed that any other increases would serve to slow economic growth and keep inflation manageable.

The months leading to October brought extreme volatility to the municipal market. Tax-exempt yields dropped about 40 basis points from the end of May to the end of October although the average yield change from month to month was about 13 basis points. This volatility occurred because most investors could not decide if the Federal Reserve Board was ahead or behind the curve in taming inflation.

As a result of this volatility, we restructured the Fund with higher coupons that were not available in a lower interest rate environment. The coupons increased the income of the Fund and produced a generous yield for shareholders. It also provided us the opportunity to be in a trading range in which we sought to enhance the Fund's total return. We focused on maintaining and/or increasing the amount of earned tax-exempt income, in part to offset the heightened level of short-term interest rates experienced by our leveraged portfolio. Despite the Fund's increased cost of borrowing, the leveraging of the portfolio remains an important income-generating vehicle for the Fund. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Going forward, we will seek to take advantage of any backup in interest rates to invest the Fund's cash to increase its tax-exempt income and extend its duration. This should position the Fund to take advantage of anticipated lower interest rates in the future, as the result of an impending economic slowdown and a potential easing in the Federal Funds rate.

In Conclusion

We appreciate your ongoing interest in MuniYield New York Insured Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager

December 4, 2000


                                     2 & 3

                         MuniYield New York Insured Fund, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

  S&P     Moody's    Face
Ratings   Ratings   Amount     Issue                                                                                          Value
====================================================================================================================================
STATE
New York--98.5%

NR*       Aaa      $11,895     Albany County, New York, Airport Authority, Airport Revenue Bonds, Trust Receipts,
                               AMT, Class R, Series 8, 7.252% due 12/15/2023 (d)(e)                                         $ 12,600
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        8,200     Buffalo and Fort Erie, New York, Public Bridge Authority, Toll Bridge System Revenue
                               Bonds, 5.75% due 1/01/2025 (b)                                                                  8,250
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        1,995     Buffalo, New York, Municipal Water Finance Authority, Water System Revenue Refunding Bonds,
                               Series B, 5% due 7/01/2026 (f)                                                                  1,825
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        4,300     Buffalo, New York, Sewer Authority, Revenue Refunding Bonds, Series F, 6% due 7/01/2013 (f)     4,717
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        1,700     Dutchess County, New York, Resource Recovery Agency Revenue Bonds (Solid Waste
                               System--Forward), Series A, 5.40% due 1/01/2013 (b)                                             1,742
------------------------------------------------------------------------------------------------------------------------------------
                               Huntington, New York, GO, Refunding (a):
NR*       Aaa          715       5.50% due 4/15/2010                                                                             755
NR*       Aaa          485       5.50% due 4/15/2011                                                                             511
NR*       Aaa          460       5.50% due 4/15/2012                                                                             483
NR*       Aaa          455       5.50% due 4/15/2013                                                                             477
NR*       Aaa          450       5.50% due 4/15/2014                                                                             470
NR*       Aaa          450       5.50% due 4/15/2015                                                                             468
------------------------------------------------------------------------------------------------------------------------------------
A1+       VMIG1@       500     Long Island Power Authority, New York, Electric System Revenue Bonds, VRDN,
                               Sub-Series 5, 4.55% due 5/01/2033 (c)                                                             500
------------------------------------------------------------------------------------------------------------------------------------
                               Long Island Power Authority, New York, Electric System Revenue Refunding Bonds, Series A:
AAA       Aaa        4,675       5% due 12/01/2015 (e)                                                                         4,549
AAA       Aaa       16,845       5% due 12/01/2018 (e)                                                                        15,887
AAA       Aaa        5,000       5.125% due 12/01/2022 (e)                                                                     4,713
AAA       Aaa        7,500       5.50% due 12/01/2023 (b)                                                                      7,375
AAA       Aaa        2,350       5.50% due 12/01/2029 (b)                                                                      2,287
------------------------------------------------------------------------------------------------------------------------------------
                               Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds,
                               Series A:
AAA       NR*        7,945       5.50% due 7/01/2014 (f)                                                                       8,154
AAA       Aaa        2,000       5.75% due 7/01/2021 (b)                                                                       2,028
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa       17,540     Metropolitan Transportation Authority, New York, Commuter Facilities Revenue
                               Refunding Bonds, Series B, 4.875% due 7/01/2018 (f)                                            16,124
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        3,000     Metropolitan Transportation Authority, New York, Dedicated Tax Fund Revenue Bonds,
                               Series A, 4.75% due 4/01/2028 (f)                                                               2,602
------------------------------------------------------------------------------------------------------------------------------------
                               Metropolitan Transportation Authority, New York, Transit Facilities Revenue Bonds:
AAA       Aaa        2,400       Series A, 6.10% due 7/01/2006 (e)(g)                                                          2,624
AAA       Aaa        5,605       Series A, 5.75% due 7/01/2021 (b)                                                             5,696
AAA       Aaa        2,500       Series C-1, 5.50% due 7/01/2022 (f)                                                           2,481
------------------------------------------------------------------------------------------------------------------------------------
                               Metropolitan Transportation Authority, New York, Transit Facilities Revenue Refunding
                               Bonds:
AAA       Aaa        5,000       Series A, 4.75% due 7/01/2024 (b)                                                             4,381
AAA       Aaa          350       Series B, 4.75% due 7/01/2026 (f)                                                               305
AAA       Aaa        2,500       Series C, 5.125% due 7/01/2013 (e)                                                            2,510
------------------------------------------------------------------------------------------------------------------------------------
                               Monroe County, New York, IDA Revenue Bonds (Southview Towers Project), AMT:
NR*       Aa1        1,400       6.125% due 2/01/2020                                                                          1,428
NR*       Aa1        1,125       6.25% due 2/01/2031                                                                           1,154
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        1,205     Nassau County, New York, GO, Series B, 5.25% due 6/01/2024 (a)                                  1,149
------------------------------------------------------------------------------------------------------------------------------------
A1+       NR*        3,600     Nassau County, New York, IDA, Civic Facility Revenue Refunding and Improvement Bonds
                               (Cold Spring Harbor), VRDN, 4.45% due 1/01/2034 (c)                                             3,600
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        1,630     Nassau Health Care Corporation, New York, Health System Revenue Bonds, 5.75% due
                               8/01/2029 (e)                                                                                   1,643
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        2,400     New York City, New York, City Health and Hospital Corporation, Health System Revenue
                               Refunding Bonds, Series A, 5% due 2/15/2020 (a)                                                 2,226
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa        5,750     New York City, New York, City IDA, Civic Facility Revenue Bonds (USTA National Tennis
                               Center), RIB, Series 206, 8.11% due 11/15/2014 (d)(e)                                           6,571
------------------------------------------------------------------------------------------------------------------------------------
                               New York City, New York, City Municipal Water Finance Authority, Water and Sewer System
                               Revenue Bonds:
AAA       Aaa        1,050       Series A, 5% due 6/15/2027 (f)                                                                  959
AAA       Aaa       12,100       Series B, 5.75% due 6/15/2026 (b)                                                            12,198
AAA       Aaa       17,200       Series B, 5.75% due 6/15/2029 (b)                                                            17,336
A1+       VMIG1@       100       VRDN, Series C, 4.55% due 6/15/2023 (c)(f)                                                      100
------------------------------------------------------------------------------------------------------------------------------------
                               New York City, New York, City Municipal Water Finance Authority, Water and Sewer System
                               Revenue Refunding Bonds:
AAA       Aaa       13,000       Series A, 5.125% due 6/15/2022 (a)                                                           12,215
AAA       Aaa       15,000       Series B, 6.50% due 6/15/2031 (b)                                                            16,558
AAA       Aaa        1,750       Series D, 4.75% due 6/15/2025 (b)                                                             1,531
AAA       Aaa       10,700       Series D, 4.75% due 6/15/2025 (f)                                                             9,363
A1+       VMIG1@     2,400       VRDN, Series G, 4.55% due 6/15/2024 (c)(f)                                                    2,400
------------------------------------------------------------------------------------------------------------------------------------
                               New York City, New York, City Transit Authority, Metropolitan Transportation Authority,
                               Triborough, COP, Series A (a):
AAA       Aaa        4,260       5.625% due 1/01/2010                                                                          4,521
AAA       Aaa        2,020       5.625% due 1/01/2012                                                                          2,129
------------------------------------------------------------------------------------------------------------------------------------
                               New York City, New York, City Transitional Finance Authority Revenue Bonds:
AAA       Aaa        5,000       Future Tax Secured, Series C, 5.50% due 5/01/2025 (f)                                         4,940
NR*       Aa2        7,500       RIB, Series 304, 7.89% due 11/15/2017 (d)                                                     8,717
------------------------------------------------------------------------------------------------------------------------------------
                               New York City, New York, GO:
AAA       Aaa        2,500       Series B, 5.75% due 8/01/2013 (b)                                                             2,650
AAA       Aaa        3,000       Series E, 5.75% due 5/15/2024 (f)                                                             3,043
A1c       VMIG1@     2,900       VRDN, Series B, Sub-Series B-6, 4.55% due 8/15/2005 (b)(c)                                    2,900
NR*       VMIG1@     3,000       VRDN, Series B-2, Sub-Series B-5, 4.55% due 8/15/2011 (b)(c)                                  3,000
A1+       VMIG1@     6,700       VRDN, Sub-Series A-4, 4.55% due 8/01/2021 (c)                                                 6,700
A1+       VMIG1@     3,050       VRDN, Sub-Series A-7, 4.70% due 8/01/2020 (c)                                                 3,050
A1+       VMIG1@     1,500       VRDN, Sub-Series A-10, 4.75% due 8/01/2017 (c)                                                1,500
A1+       VMIG1@     1,090       VRDN, Sub-Series B-2, 4.25% due 8/15/2019 (c)                                                 1,090
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniYield New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDA     Industrial Development Authority
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
RITR    Residual Interest Trust Receipts
VRDN    Variable Rate Demand Notes


                                     4 & 5

                         MuniYield New York Insured Fund, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

  S&P      Moody's     Face
Ratings    Ratings    Amount     Issue                                                                                        Value
====================================================================================================================================
STATE
New York
(continued)

                                 New York City, New York, GO, Refunding:
AAA        Aaa       $ 1,000       Series A, 6.375% due 5/15/2013 (f)                                                        $ 1,111
AAA        NR*           380       Series B, 7% due 2/01/2002 (a)(g)                                                             398
AAA        Aaa         2,000       Series B, 7% due 2/01/2017 (a)                                                              2,083
AAA        NR*         1,620       Series B, 7% due 2/01/2018 (a)                                                              1,688
AAA        Aaa         8,000       Series H, 5.375% due 8/01/2027 (e)                                                          7,745
A1+        VMIG1@      1,200       VRDN, Sub-Series E-4, 4.70% due 8/01/2022 (c)                                               1,200
A1+        VMIG1@        800       VRDN, Sub-Series E-5, 4.70% due 8/01/2009 (c)                                                 800
------------------------------------------------------------------------------------------------------------------------------------
A1+        NR*         4,000     New York City, New York, Housing Development Corporation, M/F Rental Housing
                                 Revenue Bonds (Carnegie Park), VRDN, Series A, 4.20% due 11/15/2019 (c)                       4,000
------------------------------------------------------------------------------------------------------------------------------------
A1+        NR*         6,950     New York City, New York, Housing Development Corporation, Residential Mortgage
                                 Revenue Bonds (East 17th Street), VRDN, Series A, 4.55% due 1/01/2023 (c)                     6,950
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa        14,970     New York City, New York, IDA, Special Facilities Revenue Bonds (Terminal One Group),
                                 AMT, 6.125% due 1/01/2024 (b)                                                                15,452
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa         9,660     New York State Dormitory Authority, Hospital Revenue Refunding Bonds
                                 (Montefiore Medical Center), 5.50% due 8/01/2038 (a)(h)                                       9,375
------------------------------------------------------------------------------------------------------------------------------------
                                 New York State Dormitory Authority, Lease Revenue Bonds (Municipal Health Facilities
                                 Improvement Program):
AAA        Aaa         8,500       Series 1, 5% due 1/15/2023 (e)                                                              7,815
AAA        Aaa         1,900       Series 1, 4.75% due 1/15/2029 (e)                                                           1,636
AAA        Aaa         2,000       Series A, 4.75% due 5/15/2024 (a)                                                           1,753
------------------------------------------------------------------------------------------------------------------------------------
                                 New York State Dormitory Authority Revenue Bonds:
NR*        Aaa         1,000       (Brooklyn Hospital Center), 5.10% due 2/01/2019 (a)(h)                                        944
AAA        NR*         2,460       (Champlain Valley Physicians), 5% due 7/01/2017 (i)                                         2,327
AAA        NR*         1,000       (City University System), Consolidated Third Generation, Series 1, 5.75% due
                                   7/01/2013 (e)                                                                               1,059
AAA        Aaa         4,250       (Eger Health Care and Rehabilitation Center), 6.10% due 8/01/2037 (h)                       4,417
AAA        Aaa         2,000       (Ithaca College), 5.25% due 7/01/2026 (a)                                                   1,897
A          A3          2,340       (Mental Health Services Facilities Improvement), Series B, 6% due 8/15/2016                 2,503
AAA        Aaa         4,350       (Mental Health Services Facilities Improvement), Series F, 4.50% due 8/15/2028 (a)          3,581
AAA        Aaa         1,000       (Mental Health Services), Series B, 6.50% due 2/15/2011 (b)                                 1,135
A          NR*         2,430       (Miriam Osborn Memorial Home), Series B, 6.875% due 7/01/2019                               2,687
A          NR*         6,110       (Miriam Osborn Memorial Home), Series B, 6.875% due 7/01/2025                               6,756
AAA        Aaa         4,000       (Mount Sinai School of Medicine), Series A, 5.15% due 7/01/2024 (b)                         3,770
AAA        Aaa         2,000       (New School Social Research), 5.75% due 7/01/2026 (b)                                       2,020
AAA        Aaa         2,560       (State University Adult Facilities), Series B, 5.75% due 5/15/2016 (e)                      2,674
AAA        Aaa         1,000       (State University Adult Facilities), Series B, 5.75% due 5/15/2017 (e)                      1,038
AAA        Aaa         2,000       (State University Educational Facilities), Series B, 5.75% due 5/15/2004 (f)(g)             2,088
AAA        Aaa           710       (Upstate Community Colleges), Series A, 6% due 7/01/2015 (e)                                  762
AAA        Aaa         1,070       (Upstate Community Colleges), Series A, 6% due 7/01/2016 (e)                                1,143
------------------------------------------------------------------------------------------------------------------------------------
                                 New York State Dormitory Authority, Revenue Refunding Bonds:
AAA        Aaa        13,230       (City University System), Consolidated Second Generation, Series A, 6.125% due
                                   7/01/2012 (a)                                                                              14,572
AAA        NR*         3,250       (City University System--Consolidated), Series A, 5.625% due 7/01/2016 (e)                  3,411
AAA        Aaa         4,400       (City University System), Series C, 7.50% due 7/01/2010 (f)                                 5,122
AAA        Aaa         1,850       (Fordham University), 5% due 7/01/2028 (b)                                                  1,684
AAA        Aaa         2,875       (Hamilton College), 4.75% due 7/01/2018 (b)                                                 2,597
AAA        NR*         4,250       (Hospital Mortgage--United Health Services Hospitals), 5.375% due 8/01/2027 (a)(h)          4,097
AAA        Aaa         4,405       (Mental Health Services), Series A, 5.75% due 2/15/2027 (b)                                 4,436
BBB+       Baa1       10,000       (Mount Sinai Health), Series A, 6% due 7/01/2014                                           10,224
BBB+       Baa1       15,000       (Mount Sinai Health), Series A, 6.625% due 7/01/2018                                       15,869
AAA        Aaa         4,340       (New York and Presbyterian Hospitals), 4.75% due 8/01/2027 (a)(h)                           3,758
AAA        Aaa        12,145       RITR, Class R, Series 2, 7.52% due 7/01/2011 (a)(d)                                        14,622
AAA        Aaa         8,870       (Saint John's University), 5.25% due 7/01/2025 (b)                                          8,468
AAA        Aaa         2,750       (Saint John's University), 4.75% due 7/01/2028 (b)                                          2,376
AAA        Aaa         5,850       (Saint Joseph's Hospital Health Center), 5.25% due 7/01/2018 (b)                            5,666
AAA        Aaa         6,000       (Siena College), 5.75% due 7/01/2026 (b)                                                    6,061
AAA        Aaa         1,500       (State University Educational Facilities), Series A, 5% due 5/15/2018 (b)                   1,416
AAA        Aaa         2,000       (State University Educational Facilities), Series A, 4.75% due 5/15/2025 (b)                1,746
------------------------------------------------------------------------------------------------------------------------------------
                                 New York State Energy Research and Development Authority, Facilities Revenue
                                 Refunding Bonds:
AAA        Aaa         4,155       (Consolidated Edison Co. of New York), Series A, 6.10% due 8/15/2020 (a)                    4,330
NR*        Aaa         4,300       Trust Receipts, Class R, Series 12, 7.469% due 8/15/2020 (a)(d)                             4,662
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa         5,000     New York State Energy Research and Development Authority, Gas Facilities Revenue
                                 Bonds (Brooklyn Union Gas Company), AMT, Series B, 6.75% due 2/01/2024 (b)                    5,215
------------------------------------------------------------------------------------------------------------------------------------
A1+        NR*           300     New York State Energy Research and Development Authority, PCR (Niagara Mohawk
                                 Power Corporation Project), AMT, VRDN, Series B, 4.70% due 7/01/2027 (c)                        300
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa         3,500     New York State Energy Research and Development Authority, PCR, Refunding
                                 (Central Hudson Gas and Electric), Series A, 5.45% due 8/01/2027 (a)                          3,424
------------------------------------------------------------------------------------------------------------------------------------
NR*        Aa1         5,050     New York State Environmental Facilities Corporation, PCR, Refunding, Trust Receipts,
                                 Class R, Series 9, 6.992% due 6/15/2014 (d)                                                   5,453
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa         3,500     New York State Environmental Facilities Corporation, Special Obligation Revenue
                                 Refunding Bonds (Riverbank State Park), 6.25% due 4/01/2012 (a)                               3,909
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa         2,745     New York State, HFA, Revenue Refunding Bonds, Housing Mortgage Project, Series A,
                                 6.10% due 11/01/2015 (e)                                                                      2,828
------------------------------------------------------------------------------------------------------------------------------------
A1+        VMIG1@     10,000     New York State Local Government Assistance Corporation, VRDN, Series F,
                                 4.05% due 4/01/2025 (c)                                                                      10,000
------------------------------------------------------------------------------------------------------------------------------------
                                 New York State Medical Care Facilities Finance Agency Revenue Bonds:
AAA        Aaa         2,485       (Brookdale Hospital Medical Center), Series A, 6.85% due 2/15/2005 (g)                      2,756
AAA        Aaa         5,375       (Health Center Project--Second Mortgage), Series A, 6.375% due 11/15/2019 (a)               5,717
AAA        Aaa         1,475       (Mental Health Services), Series A, 6% due 2/15/2005 (b)(g)                                 1,587
AAA        Aaa            25       (Mental Health Services), Series A, 6% due 2/15/2025 (b)                                       26
AAA        Aaa         2,945       (Mental Health Services), Series E, 6.50% due 8/15/2004 (e)(g)                              3,205
AAA        Aaa            55       (Mental Health Services), Series E, 6.50% due 8/15/2015 (e)                                    59
------------------------------------------------------------------------------------------------------------------------------------
                                 New York State Medical Care Facilities Finance Agency, Revenue Refunding Bonds
                                 (Hospital & Nursing Homes) (h):
AAA        NR*         2,000       Series B, 6.25% due 2/15/2025                                                               2,134
AAA        Aaa        15,200       Series C, 6.375% due 8/15/2029 (b)                                                         16,220
------------------------------------------------------------------------------------------------------------------------------------
AAA        NR*        20,000     New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, AMT, Series 90,
                                 6.35% due 10/01/2030 (b)                                                                     20,767
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa        18,085     New York State Mortgage Agency, Homeowner Mortgage Revenue Refunding Bonds, AMT,
                                 Series 67, 5.80% due 10/01/2028 (b)                                                          18,158
------------------------------------------------------------------------------------------------------------------------------------


                                     6 & 7

                         MuniYield New York Insured Fund, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

  S&P     Moody's    Face
Ratings   Ratings   Amount     Issue                                                                                        Value
====================================================================================================================================
STATE
New York
(concluded)

NR*       Aaa      $ 5,700     New York State Mortgage Agency Revenue Bonds, AMT, 27th Series, 5.875% due 4/01/2030         $  5,695
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa       11,500     New York State Thruway Authority, General Revenue Refunding Bonds, Series E,
                               5% due 1/01/2025 (f)                                                                           10,549
------------------------------------------------------------------------------------------------------------------------------------
                               New York State Thruway Authority, Highway and Bridge Trust Fund Revenue Bonds:
AAA       Aaa        2,000       Series A, 6.25% due 4/01/2011 (e)                                                             2,222
AAA       Aaa        2,800       Series A, 5.125% due 4/01/2016 (f)                                                            2,742
AAA       Aaa        5,000       Series B-1, 5.75% due 4/01/2012 (f)                                                           5,335
------------------------------------------------------------------------------------------------------------------------------------
                               New York State Thruway Authority, Highway and Bridge Trust Fund Revenue
                               Refunding Bonds, Series B (f):
AAA       Aaa        5,660       5% due 4/01/2017                                                                              5,409
AAA       Aaa        8,840       5% due 4/01/2019                                                                              8,312
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        3,500     New York State Thruway Authority, Local Highway and Bridge Service Contract
                               Revenue Refunding Bonds, 6% due 4/01/2012 (b)                                                   3,761
------------------------------------------------------------------------------------------------------------------------------------
                               New York State Thruway Authority, Service Contract Revenue Bonds
                               (Local Highway and Bridges Project):
AAA       Aaa       10,000       5.625% due 4/01/2012 (b)                                                                     10,533
AAA       Aaa        3,000       5.75% due 4/01/2013 (a)                                                                       3,181
AAA       Aaa        5,000       5.75% due 4/01/2014 (a)                                                                       5,272
AAA       Aaa        5,000       5.75% due 4/01/2015 (a)                                                                       5,243
AAA       Aaa        2,000       Series A-2, 5.375% due 4/01/2016 (b)                                                          2,007
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        2,500     New York State Thruway Authority, Service Contract Revenue Refunding Bonds
                               (Local Highway and Bridges Project), 6% due 4/01/2011 (b)                                       2,694
------------------------------------------------------------------------------------------------------------------------------------
                               New York State Urban Development Corporation Revenue Bonds
                               (Correctional Facilities Service Contract):
AAA       NR*        4,000       Series A, 5% due 1/01/2028 (e)                                                                3,646
AAA       Aaa        6,520       Series B, 4.75% due 1/01/2018 (a)                                                             5,907
AAA       Aaa        5,000       Series B, 4.75% due 1/01/2028 (a)                                                             4,341
------------------------------------------------------------------------------------------------------------------------------------
                               New York State Urban Development Corporation, Revenue Refunding Bonds
                               (Correctional Capital Facilities):
AAA       Aaa       12,845       5% due 1/01/2020 (b)                                                                         12,017
AAA       Aaa        4,595       Series A, 6.50% due 1/01/2010 (e)                                                             5,158
AAA       Aaa        3,190       Series A, 6.50% due 1/01/2011 (e)                                                             3,616
AAA       Aaa        6,500       Series A, 5.25% due 1/01/2021 (e)                                                             6,219
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        5,500     New York State Urban Development Corporation, Revenue Refunding Bonds
                               (Correctional Facilities Service Contract), 5% due 1/01/2019 (e)                                5,174
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        1,000     Niagara Falls, New York, GO (Water Treatment Plant), AMT, 7.25% due 11/01/2010 (b)              1,177
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        2,705     Niagara, New York, Frontier Authority, Airport Revenue Bonds (Buffalo Niagara
                               International Airport), Series B, 5.50% due 4/01/2019 (b)                                       2,707
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        1,260     North Country, New York, Development Authority, Solid Waste Management System
                               Revenue Refunding Bonds, 6% due 5/15/2015 (e)                                                   1,367
------------------------------------------------------------------------------------------------------------------------------------
                               North Hempstead, New York, GO, Refunding, Series B (f):
AAA       Aaa        1,745       6.40% due 4/01/2013                                                                           1,979
AAA       Aaa          555       6.40% due 4/01/2017                                                                             626
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        1,080     Oneida County, New York, GO, Refunding, 5.50% due 3/15/2009 (f)                                 1,134
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        1,665     Oneida County, New York, IDA, Civic Facilities Revenue Bonds (Mohawk Valley),
                               Series A, 5.20% due 2/01/2013 (e)                                                               1,674
------------------------------------------------------------------------------------------------------------------------------------
                               Port Authority of New York and New Jersey, Consolidated Revenue Bonds (f):
AAA       Aaa       11,285       116th Series, 4.50% due 10/01/2018                                                            9,898
AAA       Aaa        2,180       AMT, 97th Series, 6.50% due 7/15/2019                                                         2,292
AAA       Aaa        4,740       AMT, 117th Series, Second Installment, 4.75% due 11/15/2016                                   4,381
AAA       Aaa        5,000       AMT, 119th Series, 5.50% due 9/15/2016                                                        5,022
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa        4,075     Port Authority of New York and New Jersey, Revenue Bonds, Trust Receipts, AMT, Class R,
                               Series 10, 7.02% due 1/15/2017 (d)(e)                                                           4,334
------------------------------------------------------------------------------------------------------------------------------------
                               Port Authority of New York and New Jersey, Special Obligation Revenue Bonds, AMT (b):
NR*       Aaa        1,000       (JFK International Air Terminal LLC), RIB, Series 157, 6.89% due 12/01/2022 (d)               1,028
AAA       Aaa        3,500       (JFK International Air Terminal Project), Series 6, 5.75% due 12/01/2025                      3,534
NR*       Aaa       16,865       RIB, Series 243, 7.89% due 12/01/2010 (d)                                                    20,596
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        1,255     Rensselaer County, New York, IDA, Civic Facility Revenue Bonds (Polytech Institute),
                               Series B, 5.50% due 8/01/2022 (a)                                                               1,245
------------------------------------------------------------------------------------------------------------------------------------
AAAr      Aaa       12,085     Suffolk County, New York, IDA, Solid Waste Disposal Facility Revenue Refunding Bonds,
                               RITR, AMT, Class R, Series 1, 7.54% due 10/01/2010 (a)(d)                                      14,481
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        5,000     Suffolk County, New York, Water Authority, Waterworks Revenue Bonds, Series A,
                               5% due 6/01/2022 (a)                                                                            4,609
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa        2,850     Syracuse, New York, COP, Revenue Bonds, RIB, AMT, Series 207, 8.29% due 1/01/2017 (d)(f)        3,049
------------------------------------------------------------------------------------------------------------------------------------
A         Baa1       4,000     Triborough Bridge and Tunnel Authority, New York, Revenue Refunding Bonds
                               (Convention Center Project), Series E, 7.25% due 1/01/2010                                      4,498
------------------------------------------------------------------------------------------------------------------------------------
                               Triborough Bridge and Tunnel Authority, New York, Special Obligation Revenue
                               Refunding Bonds, Series A (b):
AAA       Aaa        2,265       5.125% due 1/01/2011                                                                          2,305
AAA       Aaa        8,555       4.75% due 1/01/2024                                                                           7,506
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        2,010     Yonkers, New York, GO, Series A, 5.75% due 10/01/2017 (f)                                       2,076
====================================================================================================================================
Puerto Rico--0.6%
NR*       Aaa        1,250     Puerto Rico Commonwealth, Highway and Transportation Authority, Transportation
                               Revenue Bonds, Trust Receipts, Class R, Series B, 7.57% due 7/01/2035 (b)(d)                    1,351
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        4,000     Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series EE,
                               4.75% due 7/01/2024 (b)                                                                         3,618
====================================================================================================================================
Total Investments (Cost--$773,470)--99.1%                                                                                    794,387
Other Assets Less Liabilities--0.9%                                                                                            7,322
                                                                                                                            --------
Net Assets--100.0%                                                                                                          $801,709
                                                                                                                            ========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(d) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(e)   FSA Insured.
(f)   FGIC Insured.
(g)   Prerefunded.
(h)   FHA Insured.
(i)   Connie Lee Insured.
 @    Highest short-term rating by Moody's Investors Service, Inc.
 *    Not Rated.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.


                                     8 & 9

                         MuniYield New York Insured Fund, Inc., October 31, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

              As of October 31, 2000
====================================================================================================================
Assets:       Investments, at value (identified cost--$773,469,602) ...................                 $794,387,031
              Cash ....................................................................                       99,692
              Interest receivable .....................................................                   13,176,403
              Prepaid expenses and other assets .......................................                       63,645
                                                                                                        ------------
              Total assets ............................................................                  807,726,771
                                                                                                        ------------
====================================================================================================================
Liabilities:  Payables:
                Securities purchased ..................................................   $ 4,982,175
                Dividends to shareholders .............................................       461,128
                Investment adviser ....................................................       326,410      5,769,713
                                                                                           ----------
              Accrued expenses and other liabilities ..................................                      248,011
                                                                                                        ------------
              Total liabilities .......................................................                    6,017,724
                                                                                                        ------------
====================================================================================================================
Net Assets:   Net assets ..............................................................                 $801,709,047
                                                                                                        ============
====================================================================================================================
Capital:      Capital Stock (200,000,000 shares authorized):
                Preferred Stock, par value $.05 per share (10,360 shares of AMPS*
                issued and outstanding at $25,000 per share liquidation preference) ...                 $259,000,000
                Common Stock, par value $.10 per share (39,445,962 shares issued
                and outstanding) ......................................................   $ 3,944,596
              Paid-in capital in excess of par ........................................   557,669,466
              Undistributed investment income--net ....................................     3,424,381
              Accumulated realized capital losses on investments--net .................   (40,408,937)
              Accumulated distributions in excess of realized capital gains on
              investments--net ........................................................    (2,837,888)
              Unrealized appreciation on investments--net .............................    20,917,429
                                                                                          -----------
              Total--Equivalent to $13.76 net asset value per share of Common Stock
              (market price--$12.25) ..................................................                  542,709,047
                                                                                                        ------------
              Total capital ...........................................................                 $801,709,047
                                                                                                        ============
====================================================================================================================

            * Auction Market Preferred Stock.

STATEMENT OF OPERATIONS

                         For the Year Ended October 31, 2000
===========================================================================================================================
Investment               Interest and amortization of premium and discount earned .............                $ 33,814,677
Income:
===========================================================================================================================
Expenses:                Investment advisory fees .............................................   $3,005,920
                         Reorganization expenses ..............................................      601,505
                         Commission fees ......................................................      516,146
                         Transfer agent fees ..................................................      162,271
                         Accounting services ..................................................      105,008
                         Professional fees ....................................................       88,806
                         Directors' fees and expenses .........................................       47,207
                         Custodian fees .......................................................       43,105
                         Printing and shareholder reports .....................................       39,868
                         Listing fees .........................................................       31,201
                         Pricing fees .........................................................       21,091
                         Other ................................................................       29,263
                                                                                                  ----------
                         Total expenses .......................................................                   4,691,391
                                                                                                                 ----------
                         Investment income--net ...............................................                  29,123,286
                                                                                                                 ----------
===========================================================================================================================
Realized &               Realized loss on investments--net ....................................                  (8,164,684)
Unrealized Gain (Loss)   Change in unrealized appreciation/depreciation on investments--net ...                  42,515,741
On Investments--Net:                                                                                             ----------
                         Net Increase in Net Assets Resulting from Operations .................                  63,474,343
                                                                                                                 ==========
===========================================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                          For the Year Ended
                                                                                                               October 31,
                                                                                                     ------------------------------
                    Increase (Decrease) in Net Assets:                                                    2000             1999
===================================================================================================================================
Operations:         Investment income--net ......................................................    $  29,123,286    $  13,036,798
                    Realized loss on investments--net ...........................................       (8,164,684)        (833,436)
                    Change in unrealized appreciation/depreciation on investments--net ..........       42,515,741      (30,444,256)
                                                                                                     -------------    -------------
                    Net increase (decrease) in net assets resulting from operations .............       63,474,343      (18,240,894)
                                                                                                     -------------    -------------
===================================================================================================================================
Dividends &         Investment income--net:
Distributions to      Common Stock ..............................................................      (21,433,382)     (11,176,190)
Shareholders:         Preferred Stock ...........................................................       (7,796,516)      (1,953,727)
                    Realized gain on investments--net:
                      Common Stock ..............................................................               --       (5,553,634)
                      Preferred Stock ...........................................................               --         (866,775)
                    In excess of realized gain on investments--net:
                      Common Stock ..............................................................               --       (2,454,828)
                      Preferred Stock ...........................................................               --         (383,133)
                                                                                                     -------------    -------------
                    Net decrease in net assets resulting from dividends and distributions
                    to shareholders .............................................................      (29,229,898)     (22,388,287)
                                                                                                     -------------    -------------
===================================================================================================================================
Capital Stock       Proceeds from issuance of Common Stock resulting from reorganization ........      344,448,084               --
Transactions:       Proceeds from issuance of Preferred Stock resulting from reorganization .....      174,000,000               --
                    Value of shares issued to Common Stock shareholders in reinvestment
                    of dividends and distributions ..............................................          209,815        4,853,434
                                                                                                     -------------    -------------
                    Net increase in net assets derived from capital stock transactions ..........      518,657,899        4,853,434
                                                                                                     -------------    -------------
===================================================================================================================================
Net Assets:         Total increase (decrease) in net assets .....................................      552,902,344      (35,775,747)
                    Beginning of year ...........................................................      248,806,703      284,582,450
                                                                                                     -------------    -------------
                    End of year* ................................................................    $ 801,709,047    $ 248,806,703
                                                                                                     =============    =============
===================================================================================================================================
                   *Undistributed investment income--net ........................................    $   3,424,381    $   2,929,488
                                                                                                     =============    =============
===================================================================================================================================

                    See Notes to Financial Statements.


                                    10 & 11

                         MuniYield New York Insured Fund, Inc., October 31, 2000

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been derived
                     from information provided in the financial statements.              For the Year Ended October 31,
                                                                                -------------------------------------------------
                     Increase (Decrease) in Net Asset Value:                      2000      1999       1998      1997      1996
=================================================================================================================================
Per Share            Net asset value, beginning of year .....................   $  13.02  $  16.26   $  15.89  $  15.49  $  15.64
Operating                                                                       --------  --------   --------  --------  --------
Performance:         Investment income--net .................................        .87      1.03       1.12      1.15      1.15
                     Realized and unrealized gain (loss) on investments--net         .90     (2.47)       .61       .48      (.03)
                                                                                --------  --------   --------  --------  --------
                     Total from investment operations .......................       1.77     (1.44)      1.73      1.63      1.12
                                                                                --------  --------   --------  --------  --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                      Investment income--net ................................       (.78)     (.89)      (.90)     (.91)     (.91)
                      Realized gain on investments--net .....................         --      (.45)      (.19)     (.07)       --
                      In excess of realized gain on investments--net ........         --      (.20)        --        --      (.10)
                                                                                --------  --------   --------  --------  --------
                     Total dividends and distributions to Common Stock
                     shareholders ...........................................       (.78)    (1.54)     (1.09)     (.98)    (1.01)
                                                                                --------  --------   --------  --------  --------
                     Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred Stock
                      shareholders:
                        Investment income--net ..............................       (.25)     (.16)      (.19)     (.23)     (.23)
                        Realized gain on investments--net ...................         --      (.07)      (.08)     (.02)       --
                        In excess of realized gain on investments--net ......         --      (.03)        --        --      (.03)
                                                                                --------  --------   --------  --------  --------
                     Total effect of Preferred Stock activity ...............       (.25)     (.26)      (.27)     (.25)     (.26)
                                                                                --------  --------   --------  --------  --------
                     Net asset value, end of year ...........................   $  13.76  $  13.02   $  16.26  $  15.89  $  15.49
                                                                                ========  ========   ========  ========  ========
                     Market price per share, end of year ....................   $  12.25  $12.4375   $16.3125  $ 15.875  $ 14.875
                                                                                ========  ========   ========  ========  ========
=================================================================================================================================
Total Investment     Based on market price per share ........................       5.11%   (15.63%)     9.99%    13.79%    10.79%
Return:*                                                                        ========  ========   ========  ========  ========
                     Based on net asset value per share .....................      12.79%   (11.40%)     9.53%     9.37%     6.04%
                                                                                ========  ========   ========  ========  ========
=================================================================================================================================
Ratios Based on      Total expenses, excluding reorganization expenses** ....       1.01%     1.02%       .98%     1.02%     1.02%
Average Net Assets                                                              ========  ========   ========  ========  ========
Of Common Stock:     Total expenses** .......................................       1.16%     1.02%       .98%     1.02%     1.02%
                                                                                ========  ========   ========  ========  ========
                     Total investment income--net** .........................       7.21%     6.96%      7.07%     7.45%     7.46%
                                                                                ========  ========   ========  ========  ========
                     Amount of dividends to Preferred Stock shareholders ....       1.93%     1.04%      1.21%     1.51%     1.49%
                                                                                ========  ========   ========  ========  ========
                     Investment income--net, to Common Stock shareholders ...       5.28%     5.92%      5.86%     5.94%     5.97%
                                                                                ========  ========   ========  ========  ========
=================================================================================================================================
Ratios Based on      Total expenses, excluding reorganization expenses ......        .68%      .71%       .68%      .70%      .70%
Total Average Net                                                               ========  ========   ========  ========  ========
Assets:**+           Total expenses .........................................        .78%      .71%       .68%      .70%      .70%
                                                                                ========  ========   ========  ========  ========
                     Total investment income--net ...........................       4.82%     4.79%      4.91%     5.09%     5.11%
                                                                                ========  ========   ========  ========  ========
=================================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders ..............       3.91%     2.30%      2.77%     3.33%     3.25%
Average Net Assets                                                              ========  ========   ========  ========  ========
Of Preferred Stock:
=================================================================================================================================
Supplemental         Net assets, net of Preferred Stock, end of year
Data:                (in thousands) .........................................   $542,709  $163,807   $199,582  $192,107  $186,611
                                                                                ========  ========   ========  ========  ========
                     Preferred Stock outstanding, end of year (in thousands)    $259,000  $ 85,000   $ 85,000  $ 85,000  $ 85,000
                                                                                ========  ========   ========  ========  ========
                     Portfolio turnover .....................................     148.51%    99.71%     89.76%    81.73%    80.59%
                                                                                ========  ========   ========  ========  ========
=================================================================================================================================
Leverage:            Asset coverage per $1,000 ..............................   $  3,095  $  2,927   $  3,348  $  3,260  $  3,195
                                                                                ========  ========   ========  ========  ========
=================================================================================================================================
Dividends Per Share  Series A--Investment income--net .......................   $    980  $    566   $    695  $    826  $    819
On Preferred Stock                                                              ========  ========   ========  ========  ========
Outstanding:++       Series B--Investment income--net .......................   $    941  $    583   $    689  $    837  $    807
                                                                                ========  ========   ========  ========  ========
                     Series C--Investment income--net .......................   $    661        --         --        --        --
                                                                                ========  ========   ========  ========  ========
                     Series D--Investment income--net .......................   $    634        --         --        --        --
                                                                                ========  ========   ========  ========  ========
                     Series E--Investment income--net .......................   $    653        --         --        --        --
                                                                                ========  ========   ========  ========  ========
=================================================================================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Includes Common and Preferred Stock average net assets.
++ The Fund's Preferred Stock was issued on September 16, 1992 (Series A and Series B) and March 6, 2000 (Series C, Series D and Series E).

      See Notes to Financial Statements.


                                    12 & 13

                         MuniYield New York Insured Fund, Inc., October 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(f) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $601,505 have been reclassified between paid-in capital in excess of par and undistributed net investment income and $111,340 has been reclassified between accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2000 were $890,297,107 and $803,272,204, respectively.

Net realized losses for the year ended October 31, 2000 and net unrealized gains as of October 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                    Losses              Gains
--------------------------------------------------------------------------------
Long-term investments ...................        $(7,569,653)        $20,917,429
Financial futures contracts .............           (595,031)                 --
                                                 -----------         -----------
Total ...................................        $(8,164,684)        $20,917,429
                                                 ===========         ===========
--------------------------------------------------------------------------------

As of October 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $20,519,451, of which $24,918,254 related to appreciated securities and $4,398,803 related to depreciated securities. The aggregate cost of investments at October 31, 2000 for Federal income tax purposes was $773,867,580.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended October 31, 2000 increased by 26,844,207 as a result of issuance of Common Stock from reorganization and by 16,328 as a result of dividend reinvestment. Shares issued and outstanding during the year ended October 31, 1999 increased by 311,133 as a result of dividend reinvestment.


                                    14 & 15

                         MuniYield New York Insured Fund, Inc., October 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2000 were as follows: Series A, 4.12%; Series B, 4.13%; Series C, 3.90%; Series D, 3.40%; and Series E, 4.17%.

Shares issued and outstanding during the year ended October 31, 2000 increased by 6,960 as a result of issuance of Preferred Stock from reorganization. Shares issued and outstanding during the year ended October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $236,053 as commissions.

5. Capital Loss Carryforward:

At October 31, 2000, the Fund had a net capital loss carryforward of approximately $41,762,000, of which $3,771,000 expires in 2006, $28,696,000 expires in 2007 and $9,295,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Reorganization Plan:

On March 6, 2000, the Fund acquired all of the net assets of MuniYield New York Insured Fund II, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 26,668,886 Common Stock shares and 6,960 AMPS shares of MuniYield New York Insured Fund II, Inc. for 26,844,207 Common Stock shares and 6,960 AMPS shares of the Fund. MuniYield New York Insured Fund II, Inc.'s net assets on that date of $518,448,084, including $7,644,825 of unrealized depreciation and $32,132,913 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets of the Fund immediately after the acquisition amounted to $765,145,772.

7. Subsequent Event:

On November 8, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.064728 per share, payable on November 29, 2000 to shareholders of record as of November 20, 2000.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of MuniYield New York Insured Fund,
Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield New York Insured Fund, Inc. as of October 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield New York Insured Fund, Inc. as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 6, 2000


                                    16 & 17

                         MuniYield New York Insured Fund, Inc., October 31, 2000

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield New York Insured Fund, Inc. during its taxable year ended October 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of October 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ................................................                 85.7%
AA/Aa ..................................................                  2.1
A/A ....................................................                  2.0
BBB/Baa ................................................                  3.3
Other* .................................................                  6.0
--------------------------------------------------------------------------------
*     Temporary investments in short-term municipal securities.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MYN


                                    18 & 19

MuniYield New York Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal, New York State and New York City income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield New York Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield New York
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16159--10/00


[RECYCLE LOGO] Printed on post-consumer recycled paper